Guarantees and product warranty	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Guarantees and product warranty
Guarantees and product warranty

We have provided an indemnity to a third-party insurance company for potential losses related to performance bonds issued on behalf of Caterpillar dealers.  The bonds are issued to insure governmental agencies against nonperformance by certain dealers.  We also provided guarantees to a third-party related to the performance of contractual obligations by certain Caterpillar dealers. The guarantees cover potential financial losses incurred by the third-party resulting from the dealers’ nonperformance.

We provide loan guarantees to third-party lenders for financing associated with machinery purchased by customers. These guarantees have varying terms and are secured by the machinery. In addition, Cat Financial participates in standby letters of credit issued to third parties on behalf of their customers. These standby letters of credit have varying terms and beneficiaries and are secured by customer assets.

We have provided a guarantee to one of our customers in Brazil related to the performance of contractual obligations by a supplier consortium to which one of our Caterpillar subsidiaries is a member. The guarantees cover potential damages (some of them capped) incurred by the customer resulting from the supplier consortium’s non-performance. The guarantee will expire when the supplier consortium performs all its contractual obligations, which is expected to be completed in 2025.

We have provided guarantees to third-party lessors for certain properties leased by Cat Logistics Services, LLC, in which we sold a 65 percent equity interest in the third quarter of 2012. See Note 26 for further discussion on this divestiture. The guarantees are for the possibility that the third party logistics business would default on real estate lease payments. The guarantees were granted at lease inception, which was prior to the divestiture, and generally will expire at the end of the lease terms.

No significant loss has been experienced or is anticipated under any of these guarantees. At December 31, 2014, 2013 and 2012, the related liability was $12 million, $13 million and $14 million, respectively. The maximum potential amount of future payments (undiscounted and without reduction for any amounts that may possibly be recovered under recourse or collateralized provisions) we could be required to make under the guarantees at December 31 are as follows:

(Millions of dollars)	2014	2013	2012
Caterpillar dealer guarantees	$209	$193	$180
Customer guarantees	49	62	77
Customer guarantees - supplier consortium	321	364	—
Third party logistics business guarantees	129	151	176
Other guarantees	32	35	53
Total guarantees	$740	$805	$486

Cat Financial provides guarantees to repurchase certain loans of Caterpillar dealers from a special-purpose corporation (SPC) that qualifies as a variable interest entity.  The purpose of the SPC is to provide short-term working capital loans to Caterpillar dealers.  This SPC issues commercial paper and uses the proceeds to fund its loan program.  Cat Financial has a loan purchase agreement with the SPC that obligates Cat Financial to purchase certain loans that are not paid at maturity.  Cat Financial receives a fee for providing this guarantee, which provides a source of liquidity for the SPC.  Cat Financial is the primary beneficiary of the SPC as its guarantees result in Cat Financial having both the power to direct the activities that most significantly impact the SPC’s economic performance and the obligation to absorb losses, and therefore Cat Financial has consolidated the financial statements of the SPC.  As of December 31, 2014, 2013 and 2012, the SPC’s assets of $1,086 million, $1,005 million and $927 million, respectively, were primarily comprised of loans to dealers, and the SPC’s liabilities of $1,085 million, $1,005 million and $927 million, respectively, were primarily comprised of commercial paper.  The assets of the SPC are not available to pay Cat Financial's creditors. Cat Financial may be obligated to perform under the guarantee if the SPC experiences losses. No loss has been experienced or is anticipated under this loan purchase agreement.

Cat Financial is party to agreements in the normal course of business with selected customers and Caterpillar dealers in which they commit to provide a set dollar amount of financing on a pre-approved basis.  They also provide lines of credit to certain customers and Caterpillar dealers, of which a portion remains unused as of the end of the period.  Commitments and lines of credit generally have fixed expiration dates or other termination clauses. It has been Cat Financial's experience that not all commitments and lines of credit will be used. Management applies the same credit policies when making commitments and granting lines of credit as it does for any other financing.

Cat Financial does not require collateral for these commitments/lines, but if credit is extended, collateral may be required upon funding.  The amount of the unused commitments and lines of credit for dealers as of December 31, 2014, 2013 and 2012 was $12,412 million, $10,503 million and $10,863 million, respectively.  The amount of the unused commitments and lines of credit for customers as of December 31, 2014, 2013 and 2012 was $4,005 million, $4,635 million and $4,690 million, respectively.

Our product warranty liability is determined by applying historical claim rate experience to the current field population and dealer inventory.  Generally, historical claim rates are based on actual warranty experience for each product by machine model/engine size by customer or dealer location (inside or outside North America).  Specific rates are developed for each product shipment month and are updated monthly based on actual warranty claim experience.

(Millions of dollars)	2014		2013	2012
Warranty liability, January 1	$1,367		$1,477	$1,308
Reduction in liability (payments)	(1,071)		(938)	(920)
Increase in liability (new warranties)	1,130	[1]	828	1,089
Warranty liability, December 31	$1,426		$1,367	$1,477

[1] The increase in liability includes approximately $170 million for changes in estimates for pre-existing warranties due to higher than expected actual warranty claim experience.